UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report – June 3, 2009

(Date of earliest event reported)

QUESTAR MARKET RESOURCES, INC.
(Exact name of registrant as specified in its charter)

STATE OF UTAH	000-30321	87-0287750
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45601, Salt Lake City, Utah 84145-0601

(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-2600

                                  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 8.01    Other Events

This Current Report on Form 8-K is being filed by Questar Market Resources, Inc. (Market Resources or Company) to update certain portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 27, 2009 (2008 Form 10-K), to reflect the retrospective application upon adoption, effective January 1, 2009, of Statement of Financial Accounting Standards (SFAS) 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”.

On January 1, 2009, Market Resources adopted SFAS 160. SFAS 160 requires noncontrolling ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the Consolidated Balance Sheets within equity, but separate from the parent’s equity; the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the Consolidated Statements of Income; changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently; and any retained noncontrolling equity investment in a former subsidiary be initially measured at fair value.

The following Items of the 2008 Form 10-K are being updated retrospectively to reflect the adoption of the accounting pronouncement described above (which Items as updated are included in Exhibit 99.1 hereto and hereby incorporated by reference herein):

Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operation.

Item 8.  Financial Statements and Supplementary Data.

No Items of the 2008 Form 10-K other than those identified above are being updated by this filing. Information in the 2008 Form 10-K is generally stated as of December 31, 2008, and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncement described above. Without limitation of the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operation contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 (Form 10-Q), and its other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the Form 10-Q and the Company’s other filings. The Form 10-Q and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred subsequent to the filing of the 2008 Form 10-K.

Item 9.01

Financial Statements and Exhibits.

Exhibits.

Exhibit No.

Exhibit

     23.1

Consent of Ernst & Young LLP

     99.1

Updated financial information as of December 31, 2008 and 2007and for each of the three years ended December 31, 2008.

     99.2

Ratio of earnings to fixed charges

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUESTAR MARKET RESOURCES, INC.

(Registrant)

Date: June 3, 2009

/s/Richard J. Doleshek

Richard J. Doleshek

Executive Vice President & CFO

List of Exhibits:

Exhibits.

Exhibit No.

Exhibit

     23.1

Consent of Ernst & Young LLP

     99.1

Updated financial information as of December 31, 2008 and 2007and for each of the three years ended December 31, 2008.

     99.2

Ratio of earnings to fixed charges

3